Exhibit 4.1

EXECUTION VERSION

COVIDIEN INTERNATIONAL FINANCE S.A.,

as Issuer,

COVIDIEN LTD.,

as Guarantor,

COVIDIEN plc,

as Guarantor,

AND

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

FIFTH SUPPLEMENTAL INDENTURE

Dated as of June 4, 2009

THIS FIFTH SUPPLEMENTAL INDENTURE is dated as of June 4, 2009 among Covidien International Finance S.A., a Luxembourg company (the “Company”), Covidien Ltd., a Bermuda company (“Covidien Ltd.”), Covidien plc, an Irish company (“Covidien plc”), and Deutsche Bank Trust Company Americas, a New York banking corporation (the “Trustee”).

RECITALS

A. The Company, Covidien Ltd. and the Trustee executed and delivered an Indenture (the “Base Indenture”), as supplemented by the First through Fourth Supplemental Indentures (the “Prior Supplemental Indentures” and, together with the Base Indenture, the “Indenture”), each dated as of October 22, 2007.

B. Covidien Ltd. and Covidien plc are engaging in a transaction pursuant to which Covidien Ltd. will become a wholly-owned subsidiary of Covidien plc, and Covidien plc will become the successor company for purposes of public filings with the Securities and Exchange Commission.

C. The Boards of Directors of the Company and Covidien Ltd. have determined it is desirable to add Covidien plc as an additional guarantor under the Indenture with respect to the Securities outstanding as of the date hereof and Securities that may be issued from time to time after the date hereof under the Indenture, to substitute Covidien plc for Covidien Ltd. with respect to certain provisions of the Indenture and to make certain other amendments to the Indenture.

D. Pursuant to this Fifth Supplemental Indenture, Covidien plc is willing to become, jointly and severally with Covidien Ltd., a guarantor under the Indenture and to observe all of the covenants and agreements of the Indenture to be performed or observed by Covidien Ltd.

E. This Fifth Supplemental Indenture is being entered into pursuant to Section 9.01(h) of the Indenture and the entry into this Fifth Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture.

F. All things necessary to make this Fifth Supplemental Indenture a valid indenture and agreement according to its terms have been done.

NOW, THEREFORE, for and in consideration of the foregoing premises, the Company, Covdien Ltd., Covidien plc and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

ARTICLE I

Section 1.1 Amendments to Base Indenture.

(1) Article I of the Base Indenture is amended as follows:

(A) The following new definition is added in appropriate alphabetical order:

“Holdco” means Covidien plc until a successor entity shall have become such pursuant to Article X, and thereafter “Holdco” shall mean such successor entity.

(B) The following definitions are amended to read as follows:

“Board of Directors” means the Board of Directors of the Company, Parent or Holdco, as applicable, or any duly authorized committee of such Board of Directors.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, Parent or Holdco to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification.

“Foreign Currency” means a currency, currency unit or composite currency, including the euro, issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments or a composite currency the value of which is determined by reference to the values of the currencies of any group of countries.

“Guarantee” means the unconditional and unsubordinated guarantee, jointly and severally, by Parent and Holdco of the due and punctual payment of principal of and interest on a series of Securities when and as the same shall become due and payable, whether at the stated maturity, by acceleration, call for redemption or otherwise in accordance with the terms of the Securities and this Indenture.

“Officer” means any managing director, the chairman or any vice chairman of the Board of Directors, the chief executive officer, the president, the chief financial officer, any vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of the Company, Parent or Holdco, as the case may be.

“Officer’s Certificate” means a certificate, signed by any managing director or by the chairman or any vice chairman of the Board of Directors, or the chief executive officer, president, chief financial officer or vice president or the secretary or any assistant secretary or the treasurer or any assistant treasurer of the Company, Parent or Holdco, as the case may be, that is delivered to the Trustee in accordance with the terms hereof. Each such certificate shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

“Opinion of Counsel” means an opinion in writing of legal counsel, who may be an Officer or employee of or counsel for Holdco, Parent or the Company that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

(2) Article II of the Base Indenture is amended as follows:

(A) Sections 2.04, 2.05, 2.06, 2.07 and 2.11 are amended by inserting the words “and Holdco” immediately following each use of the word “Parent”, except that the third paragraph of

Section 2.05(a) is amended to delete and replace the words “Company and Parent” with the words “Company, Parent and Holdco”.

(B) The form of the Guarantee set forth in Section 2.16 is amended to read as follows

GUARANTEE

For value received, each of Covidien plc and Covidien Ltd. hereby jointly and severally, absolutely, unconditionally and irrevocably guarantees to the holder of this Security the payment of principal of, premium, if any, and interest on, the Security upon which this Guarantee is set forth in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Security, if lawful, to the holder of such Security and the Trustee on behalf of the Holders, all in accordance with and subject to the terms and limitations of such Security and Article XV of the Indenture. This Guarantee will not become effective until the Trustee or Authenticating Agent duly executes the certificate of authentication on this Security. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:

COVIDIEN LTD.

By:
Name:
Title:

PRESENT when the COMMON SEAL of COVIDIEN PLC was affixed hereto

Director

Secretary

(3) Article III of the Base Indenture is amended as follows:

Section 3.03(b) is amended to insert the words “and Holdco” immediately following each use of the word “Parent”.

(4) Article IV of the Base Indenture is amended as follows:

(A) Section 4.03 is amended to insert the word “Holdco,” immediately preceding each use of the word “Parent”.

(B) Section 4.04 is be amended to read as follows:

Section 4.04 Statement by Officers as to Default.

So long as any of the Securities remain outstanding, the Company, Parent and Holdco will furnish to the Trustee on or before March 31 in each year a brief certificate (which need not comply with Section 13.06) executed by the principal executive, financial or accounting officer of each of the Company, Parent and Holdco on their respective behalf as to his or her knowledge of the Company’s, Parent’s or Holdco’s, as the case may be, compliance with all covenants and agreements under this Indenture required to be complied with by the Company, Parent and Holdco, respectively (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture). Such certificate need not include a reference to any non-compliance that has been fully cured prior to the date as of which such certificate speaks.

The Company shall provide written notice to the Trustee within 30 days of the occurrence of any Event of Default under Section 6.01.

(5) Article V of the Base Indenture is amended as follows:

Section 5.03 is amended to delete and replace each use of the word “Parent” with the word “Holdco”.

(6) Article VI of the Base Indenture is amended as follows:

(A) Clauses (4) and (5) of Section 6.01(a), the second paragraph of Section 6.01(a), Section 6.01(b) and (c) and Section 6.08 are amended to insert the word “Holdco,” immediately preceding each use of the word “Parent”.

(B) The second paragraph of Section 6.01(a) is amended to insert the word “Holdco’s,” immediately preceding the word “Parent’s”.

(C) Clauses (6) and (7) of Section 6.01(a) and Section 6.02 are amended to delete and replace each use of the words “Company or Parent” with the words “Company, Parent or Holdco”.

(7) Article VII of the Base Indenture is amended as follows:

Section 7.06(a) is amended to delete and replace the words “Company and Parent” with the words “Company, Parent and Holdco”.

(8) Article VIII of the Base Indenture is amended as follows:

Section 8.04 is amended to insert the word “Holdco,” immediately preceding each use of the word “Parent”.

(9) Article IX of the Base Indenture is amended as follows:

(A) Sections 9.01, 9.02, 9.03 and 9.05 are amended to insert” with the word “Holdco,” immediately preceding each use of the word “Parent”, other than the use of the word “Parent” in Section 9.01(i).

(B) Section 9.01(i) is amended to insert the words “Holdco or” immediately preceding the word “Parent”.

(10) Article X of the Base Indenture is amended as follows:

Sections 10.01 and 10.02 are amended to insert the word “Holdco,” immediately preceding each use of the word “Parent”.

(11) Article XI of the Base Indenture is amended as follows:

Sections 11.02 through 11.07 are amended to insert the word “Holdco,” immediately preceding each use of the word “Parent” and Sections 11.02 and 11.03 are amended to insert the word “Holdco’s,” immediately preceding each use of the word “Parent’s”.

(12) Article XII of the Base Indenture is amended as follows:

Section 12.01 is amended to insert the word “Holdco,” immediately preceding each use of the word “Parent”.

(13) Article XIII of the Base Indenture is amended as follows:

(A) Sections 13.01, 13.02, 13.03, 13.06 and 13.13 are amended to insert the word “Holdco,” immediately preceding each use of the word “Parent”, other than the second use of the word “Parent” in Section 13.03.

(B) Pursuant to Section 13.03 of the Base Indenture, the Company hereby designates the following as an additional address for subsequent notices or communications to Parent and Section 13.03 is amended to insert such additional address immediately following the address for notices sent to Parent:

If to Holdco:	Covidien plc
Cherrywood Business Park
Block G, First Floor
Loughlinstown Co Dublin
Ireland
Phone: 353 1 4393000

Attention: John W. Kapples, Secretary

(14) Article XIV of the Base Indenture is amended as follows:

(A) Sections 14.01 and 14.02 are amended to delete and replace each use of the words “the Company or Parent” and “Parent or the Company” with the words “Holdco, Parent or the

Company”, other than in the last sentence of Section 14.01, and Section 14.02 is amended further to insert the word “Holding’s,” before the word “Parent’s”.

(B) The last sentence of Section 14.01 is amended to read as follows:

Prior to the giving of any notice of redemption described in this paragraph, the Company shall deliver to the Trustee (i)(A) certificate signed by two directors of the Company stating that the obligation to pay Additional Amounts cannot be avoided by the Company taking commercially reasonable measures available to it, (B) a certificate signed by two Officers of Parent stating that the obligation to pay Additional Amounts cannot be avoided by Parent taking commercially reasonable measures available to it or (C) a certificate signed by two Officers of Holdco stating that the obligation to pay Additional Amounts cannot be avoided by Holdco taking commercially reasonable measures available to it, as the case may be, and (ii) a written opinion of independent legal counsel to Holdco, Parent or the Company, as the case may be, of recognized standing to the effect that the Company has or there is a material probability that it will become obligated to pay Additional Amounts as a result of a change, amendment, official interpretation or application described above and that Holdco, Parent or the Company, as the case may be, cannot avoid the payment of such Additional Amounts by taking commercially reasonable measures available to it.

(15) Article XV of the Base Indenture is amended to read as follows:

ARTICLE XV

GUARANTEES

Section 15.01 Guarantee.

Each of Holdco and Parent hereby jointly and severally, fully and unconditionally guarantees (i) to each holder of each Security that is authenticated and delivered by the Trustee, and (ii) to the Trustee on behalf of such Holder, the due and punctual payment of the principal of, premium, if any, and interest on such Security when and as the same shall become due and payable, whether at the stated maturity, by acceleration, call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment, each of Holdco and Parent hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity or by acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

Each of Holdco and Parent hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same or any release, amendment, waiver or indulgence granted to the Company, Parent or Holdco or any consent to departure from any requirement of any other guarantee of all or any of the Securities or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

Each of Holdco and Parent hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in such Guarantee. Each of Holdco and Parent agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders of the applicable series of Securities are prevented by applicable law from exercising their respective rights to accelerate the maturity of such Securities, to collect interest on such Securities, or to enforce or exercise any other right or remedy with respect to such Securities, Holdco and Parent agree to pay to the Trustee for the account of such Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of such Holders.

Each of Holdco and Parent shall be subrogated to all rights of the holders of the Securities against the Company in respect of any amounts paid by Holdco or Parent, as the case may be, on account of such Security pursuant to the provisions of its Guarantee or this Indenture; provided, however, that Holdco or Parent, as the case may be, shall not be entitled to enforce or to receive any payment arising out of, or based upon, such right of subrogation until the principal of and interest on all Securities of such series issued hereunder shall have been paid in full.

The Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of the Company’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of such Securities, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any holder of such Securities, whether as a “voidable preference,” “fraudulent transfer,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, such Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Any term or provision of the Guarantee to the contrary notwithstanding, the aggregate amount of the obligations guaranteed hereunder shall be reduced to the extent necessary to prevent such Guarantee from violating or becoming voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

Section 15.02 Execution and Delivery of Guarantee.

The Guarantee shall include the terms of the Guarantee set forth in Section 15.01 and shall be substantially in the form established pursuant to Section 2.16. Each of Holdco and Parent hereby agrees to execute its Guarantee, in a form established pursuant to Section 2.16, on each Security authenticated and delivered by the Trustee.

The Guarantee shall be executed on behalf of Holdco and Parent, in each case, by any one of its chairman of the Board of Directors, president, vice presidents or other person duly authorized by Holdco’s or Parent’s Board of Directors, as the case may be. The signature of any or all of these persons on the Guarantee may be manual or facsimile.

A Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of Holdco or Parent, as the case may be, shall bind Holdco or Parent, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of any Security or did not hold such offices at the date of such Guarantee.

The delivery of any Security by the Trustee, after the authentication thereof, shall constitute due delivery of the Guarantee on behalf of Holdco and Parent and shall bind Holdco and Parent notwithstanding the fact that the Guarantee does not bear the signature of Holdco or Parent. Each of Holdco and Parent agrees that its Guarantee set forth in Section 15.01 and in the form of Guarantee established pursuant to Section 2.16 shall remain in full force and effect notwithstanding any failure to execute a Guarantee on any such Security.

Section 15.03 Release of Guarantee.

Notwithstanding anything in this Article XV to the contrary, concurrently with the payment in full of the principal of, premium, if any, and interest on Securities of a series, each of Holdco and Parent shall be released from and relieved of its obligations under this Article XV with respect to the Securities of such series. Upon the delivery by the Company to the Trustee of an Officer’s Certificate and an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Company in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of each of Holdco and Parent from its obligations under this Guarantee. If any of the obligations to pay the principal of, premium, if any, and interest on such Securities and all other obligations of the Company are revived and reinstated after the termination of this Guarantee, then all of the obligations of each of Holdco and Parent under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the principal of, premium, if any, and interest on such Securities are paid in full, and each of Holdco and Parent shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

Section 1.2 Amendments to Prior Supplemental Indentures.

(1)	Section 1.2 of each of the Prior Supplemental Indentures is amended as follows:

(A)	The definition of “Change of Control” is amended to delete and replace each use of the word “Parent” with the word “Holdco”.

(B)	The definitions of “Consolidated Net Worth”, “Consolidated Tangible Assets” and “Indebtedness” are each amended to delete and replace each use of the word “Parent” with the word “Holdco”.

(C)	The following definitions are amended to read as follows:

“Non-Recourse Indebtedness” means Indebtedness upon the enforcement of which recourse may be had by the holder(s) thereof only to identified assets of Holdco, Parent or the Company or any Subsidiary of Holdco, Parent or the Company and not to Holdco, Parent or the Company or any Subsidiary of Holdco, Parent or the Company personally (subject to, for the avoidance of doubt, customary exceptions contained in non-recourse financings to the non-recourse nature of the obligations thereunder).

“Principal Property” means any U.S. manufacturing, processing or assembly plant or any U.S. warehouse or distribution facility of Holdco or any of its Subsidiaries that is used by any U.S. Subsidiary of the Company and (A) is owned by Parent or any Subsidiary of Parent on the date hereof, (B) the initial construction of which has been completed after the date hereof, or (C) is acquired after the date hereof, in each case, other than any such plants, facilities, warehouses or portions thereof, that in the opinion of the Board of Directors of Holdco, are not collectively of material importance to the total business conducted by Holdco and its subsidiaries as an entirety, or that has a net book value (excluding any capitalized interest expense), on the date hereof in the case of clause (A) of this definition, on the date of completion of the initial construction in the case of clause (B) of this definition or on the date of acquisition in the case of clause (C) of this definition, of less than 2.0% of Consolidated Tangible Assets on the consolidated balance sheet of Parent and its subsidiaries as of the applicable date if the applicable date is prior to the date of the Fifth Supplemental Indenture to the Base Indenture or of Holdco and its subsidiaries as of the applicable date if the applicable date is on or after the date of the Fifth Supplemental Indenture to the Base Indenture.

“Sale and Lease-Back Transaction” means an arrangement with any Person providing for the leasing by the Company or a Restricted Subsidiary of any Principal Property whereby such Principal Property has been or is to be sold or transferred by the Company or a Restricted Subsidiary to such Person other than Holdco, Parent, the Company or any of their respective Subsidiaries; provided, however, that the foregoing shall not apply to any such arrangement involving a lease for a term, including renewal rights, for not more than three years.

(2) Section 1.3 of each of the Prior Supplemental Indentures shall be amended as follows:

Section 1.3(1)(e) shall be amended to read as follows:

(e) liens securing Indebtedness owing by any Restricted Subsidiary to the Company, Parent or Holdco or a subsidiary thereof or by the Company to Parent or Holdco;

(3) Section 1.4 of each of the Prior Supplemental Indentures is amended as follows:

The additional event established and constituting an Event of Default under Section 6.01 of the Base Indenture is amended to read as follows:

(9) an event of default shall happen and be continuing with respect to the Company’s, Parent’s or Holdco’s Indebtedness for borrowed money (other than Non-Recourse Indebtedness) under any indenture or other instrument evidencing or under which the Company, Parent or Holdco shall have a principal amount outstanding (such amount with respect to original issue discount bonds or zero coupon notes, bonds or debentures or similar securities based on the accreted amount determined in accordance with United States generally accepted accounting principles and as of the date of the most recently prepared consolidated balance sheet of the Company, Parent or Holdco, as the case may be) in excess of $100,000,000, and such event of default shall involve the failure to pay the principal of such Indebtedness on the final maturity date thereof after the expiration of any applicable grace period with respect thereto, or such Indebtedness shall have been accelerated so that the same shall have become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten Business Days after notice thereof shall have been given to the Company, Parent and Holdco by the Trustee, or to the Company, Parent, Holdco and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of all series affected thereby; provided that, if such event of default under such indenture or instrument shall be remedied or cured by the Company, Parent or Holdco or waived by the requisite holders of such Indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders, and provided further, however, that subject to the provisions of Sections 7.01 and 7.02, the Trustee shall not be charged with knowledge of any such event of default unless written notice thereof shall have been given to the Trustee by the Company, Parent or Holdco, as the case may be, by the holder or an agent of the holder of any such Indebtedness, by the trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the Holders of not less than 25% in the aggregate principal amount of Outstanding Securities of all series affected thereby.

(4) The forms of Securities set forth in Exhibit A to each of the Prior Supplemental Indentures are amended to read as set forth in Annex A hereto with respect to the First Supplemental Indenture, Annex B hereto with respect to the Second Supplemental Indenture, Annex C hereto with respect to the Third Supplemental Indenture and Annex D hereto with respect to the Fourth Supplemental Indenture. Pursuant to Section 9.04 of the Base Indenture, new Securities of each such series shall be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of each such series Outstanding as of the date hereof.

ARTICLE II

MISCELLANEOUS

Section 2.1 Definitions.

Capitalized terms used but not defined in this Fifth Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.

Section 2.2 Confirmation of Indenture.

The Indenture, as supplemented and amended by this Fifth Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Fifth Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument. Holdco, by its execution of this Fifth Supplemental Indenture, agrees to be bound by the terms of the Indenture, as so supplemented, that are applicable to Holdco.

Section 2.3 Concerning the Trustee.

In carrying out the Trustee’s responsibilities hereunder, the Trustee shall have all of the rights, protections and immunities which it possesses under the Indenture. The Trustee assumes no responsibility for the correctness of the recitals contained herein. The Trustee makes no representations as to the validity or sufficiency of this Fifth Supplemental Indenture.

Section 2.4 GOVERNING LAW.

THIS FIFTH SUPPLEMENTAL INDENTURE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

Section 2.5 Effectiveness.

This Fifth Supplemental Indenture shall become effective upon execution by the Company, Covidien Ltd., Covidien plc and the Trustee.

Section 2.6 Counterparts.

This Fifth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 2.7 No Benefit.

Nothing in this Fifth Supplemental Indenture, express or implied, shall give to any Person other than the parties hereto and their successors or assigns, and the holders of the Securities, any benefit or legal or equitable rights, remedy or claim under this Fifth Supplemental Indenture or the Indenture.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed all as of the day and year first above written.

COVIDIEN INTERNATIONAL FINANCE S.A.

By:	/s/ Anton Stadtbaumer
Name:	Anton Stadtbaumer
Title:	Managing Director

COVIDIEN LTD.

By:	/s/ Charles J. Dockendorff
Name:	Charles J. Dockendorff
Title:	Executive Vice President & Chief Financial Officer

PRESENT when the COMMON SEAL of COVIDIEN PLC was affixed hereto

/s/ Richard J. Meelia
Richard J. Meelia Director

/s/ John W. Kapples
John W. Kapples Secretary

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Wanda Camacho
Name:	Wanda Camacho
Title:	Vice President

By:	/s/ Carol Ng
Name:	Carol Ng
Title:	Vice President

ANNEX A

FORM OF 5.150% SENIOR NOTES

[Insert the Private Placement Legend and/or the Global Security legend, as applicable]

5.150% SENIOR NOTES DUE 2010

No. [ ]	$[ ]
CUSIP No. [ ]

COVIDIEN INTERNATIONAL FINANCE S.A.

promises to pay to Cede & Co. or registered assigns, the principal sum of [            ] Dollars on October 15, 2010.

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

Each holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions. Each holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Indenture.

Date: [            ]

COVIDIEN INTERNATIONAL FINANCE S.A.

Name:
Title:

[If second signature is applicable:]

Name:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

By:
Authorized Signatory

Dated:	[ ]

For value received, each of Covidien plc and Covidien Ltd. hereby jointly and severally, absolutely, unconditionally and irrevocably guarantees to the holder of this Security the payment of principal of, premium, if any, and interest on, the Security upon which this Guarantee is set forth in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Security, if lawful, to the holder of such Security and the Trustee on behalf of the Holders, all in accordance with and subject to the terms and limitations of such Security and Article XV of the Indenture. This Guarantee will not become effective until the Trustee or Authenticating Agent duly executes the certificate of authentication on this Security. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:

COVIDIEN LTD.

By:
Name:
Title:

PRESENT when the COMMON SEAL of COVIDIEN PLC was affixed hereto

Director

Secretary

Covidien International Finance S.A.

5.150% Senior Notes due 2010

This security is one of a duly authorized series of debt securities of Covidien International Finance S.A., a Luxembourg company (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s unsubordinated debt securities, dated as of October 22, 2007 (the “Base Indenture”), duly executed and delivered by and among the Company, Covidien Ltd. (“Parent”) and Deutsche Bank Trust Company Americas (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of October 22, 2007 (the “First Supplemental Indenture”), by and among the Company, Parent and the Trustee, and the Fifth Supplemental Indenture dated as of June 4, 2009 (the “Fifth Supplemental Indenture”), by and among the Company, Parent, Covidien plc (“Holdco”) and the Trustee. The Base Indenture as supplemented and amended by the First Supplemental Indenture and the Fifth Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company, Parent, Holdco and the holders of the Securities (the “Securityholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the First Supplemental Indenture, as applicable, in each case as amended by the Fifth Supplemental Indenture.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 5.150%. The Company will pay interest semi-annually on April 15 and October 15 of each year (each such day, an “Interest Payment Date”). If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be April 15, 2008. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. In certain circumstances, liquidated damages may be payable as provided in Section 6.01 of the Indenture. Any such liquidated damages shall be payable in the same manner and on the same dates as the stated interest payable on this Security.

The Holder of this Security is entitled to the benefits of the Exchange and Registration Rights Agreement. Pursuant to the Exchange and Registration Rights Agreement, the Company has agreed (i) to file the Exchange Registration Statement (as defined in the Exchange and

Registration Rights Agreement) as soon as practicable, but no later than 210 days after the Closing Date (as defined in the Exchange and Registration Rights Agreement), (ii) to use its commercially reasonable efforts to cause such Exchange Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 300 days after the Closing Date, and (iii) to use its commercially reasonable efforts to commence and complete the Exchange Offer (as defined in the Exchange and Registration Rights Agreement) promptly, but no later than 45 days after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities (as defined in the Exchange and Registration Rights Agreement) for all Registrable Securities (as defined in the Exchange and Registration Rights Agreement) that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. If (i) on or prior to the time the Exchange Offer is completed existing SEC interpretations are changed such that debt securities or the related guarantee received by holders other than Restricted Holders (as defined in the Exchange and Registration Rights Agreement) in the Exchange Offer for Registrable Securities (as defined in the Exchange and Registration Rights Agreement) are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer is not completed within 345 days after the Closing Date or (iii) the Exchange Offer is not available to any Holder, then, in each case, the Company is required to (a) as soon as practicable but no later than 60 days after the time such obligation to file arises, file a Shelf Registration Statement (as defined in the Exchange and Registration Rights Agreement) and (b) use its commercially reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective within 120 days after such Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective until the earlier of two years after the date as of which the Shelf Registration Statement became or was declared effective or such time as there are no longer any Registrable Securities outstanding. If (i) the Company fails to file the Exchange Registration Statement or the Shelf Registration Statement on or before the date specified for such filing, (ii) any of the Exchange Registration Statement or the Shelf Registration Statement is not declared effective by the date specified for such effectiveness, (iii) the Company fails to complete the Exchange Offer within 45 after the effectiveness target date with respect to the Exchange Registration Statement, (iv) any of the Exchange Registration Statement or the Shelf Registration Statement is declared effective but thereafter is withdrawn or ceases to be effective due to a stop order issued pursuant to the Securities Act suspending the effectiveness of such registration statement without being succeeded by an additional registration statement filed and declared effective or (v) the Company requires Holders to refrain from disposing of their Registrable Securities under certain circumstances described in the Exchange and Registration Rights Agreement and that suspension period exceeds 45 days in any one instance or 90 days in the aggregate during any consecutive 12 month period (each such event referred to in clauses (i) through (v), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to certain exceptions, special interest (“Special Interest”) shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period and at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period.

2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest), if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption and the Redemption Date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will be paid upon presentation and surrender of such Securities as provided in the Indenture. The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Registrar. Initially, Deutsche Bank Trust Company Americas, the Trustee, will act as paying agent and Security Registrar. The Company may change or appoint any paying agent or Security Registrar without notice to any Securityholder. Holdco, Parent, the Company or any of their Subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “5.150% Senior Notes due 2010”, initially limited to $250,000,000 in aggregate principal amount. The Company will furnish to any Securityholder upon written request and without charge a copy of the Base Indenture, the First Supplemental Indenture and the Fifth Supplemental Indenture. Requests may be made to: Covidien International Finance S.A., 4th Floor, 3b bd Prince Henri, L-1724 Luxembourg, Attention: The Managing Directors.

5. Optional Redemption. The Securities may not be redeemed at the option of the Company prior to the maturity date, except as provided in Article XIV of the Base Indenture, as amended.

The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.

6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security, the holder of this Security will have the right to require that the Company purchase all or a portion, in $1,000 increments (provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), of this Security at a purchase price equal to 101% of the principal amount hereof plus accrued and unpaid interest, if any, to the date of purchase. Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall send, by first class mail, a notice to each Holder, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.

7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the

Company or the Security Registrar) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Securityholder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such mailing; (ii) register the transfer of or exchange any Security of any series or portions thereof selected for redemption, in whole or in part, except the unredeemed portion of any such Security being redeemed in part; nor (iii) register the transfer of or exchange a Security of any series between the applicable record date and the next succeeding Interest Payment Date.

8. Persons Deemed Owners. The registered Securityholder may be treated as its owner for all purposes.

9. Repayment to Holdco, Parent or the Company. Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by Holdco, Parent or the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least one year after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall be repaid to Holdco, Parent or the Company, as applicable, or (if then held by Holdco, Parent or the Company) shall be discharged from such trust. After return to the Company, Parent or Holdco, Holders entitled to the money or securities must look to the Company, Parent or Holdco, as applicable, for payment as unsecured general creditors.

10. Amendments, Supplements and Waivers. The Indenture contains provisions permitting the Company, Parent, Holdco and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Securities to enter into supplemental indentures for the purpose of adding, changing or eliminating any provisions to the Base Indenture or supplemental indenture or indentures or of modifying in any manner not covered elsewhere in the Base Indenture the rights of the holders of the Securities of such series; provided, however, that no such supplemental indenture, without the consent of the holders of each Security then Outstanding and affected thereby, shall: (i) extend a fixed maturity of or any installment of principal of any Securities of any series or reduce the principal amount thereof, or reduce the amount of principal of any original issue discount security that would be due and payable upon declaration of acceleration of the maturity thereof; (ii) reduce the rate of or extend the time for payment of interest of any Security of any series; (iii) reduce the premium payable upon the redemption of any Security; (iv) make any Security payable in Currency other than that stated in the Security; (v) impair the right to institute suit for the enforcement of any payment on or after the fixed maturity thereof (or in the case or redemption, on or after the redemption date); or (vi) reduce the percentage of Securities, the holders of which are required to consent to any such supplemental indenture or indentures. The Base Indenture also contains provisions permitting the holders of not less than a majority in aggregate principal amount of the Outstanding securities of each series affected thereby, on behalf of all of the holders of the securities of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any security of such series or a Default in respect of a covenant or provision of the Base Indenture that cannot be modified or amended without the consent of the holder of each Outstanding security of such affected series. Any such consent or waiver by the registered Securityholder shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and of any Security issued in exchange for this Security or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

11. Defaults and Remedies. If an Event of Default with respect to the securities of a series issued pursuant to the Base Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company, Parent and Holdco (and to the Trustee if notice is given by such holders), may declare the unpaid principal of, premium, if any, and accrued interest, if any, due and payable immediately. Subject to the terms of the Indenture, if an Event of Default under the Indenture shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders have offered the Trustee indemnity satisfactory to it. Upon satisfaction of certain conditions set forth in the Indenture, the holders of a majority in principal amount of the Outstanding securities of a series issued pursuant to the Base Indenture will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the securities of such series.

12. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Security, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of Holdco, Parent or the Company or of any predecessor or successor corporation, either directly or through Holdco, Parent or the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors as such, of Holdco, Parent or the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the acceptance of the Securities.

14. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication attached to the other side of this Security.

16. Guarantees. All payments by the Company under the Indenture and this Security are jointly and severally, fully and unconditionally guaranteed to the holder of this Security by Holdco and Parent, as provided in the related Guarantee and the Indenture.

17. Additional Amounts. The Company, Parent and Holdco are obligated to pay Additional Amounts on this Security to the extent provided in Article XIV of the Indenture.

18. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

19. Governing Law. The Base Indenture, the First Supplemental Indenture, the Fifth Supplemental Indenture and this Security (and the Guarantee hereon) shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 1.3(3) of the First Supplemental Indenture, check the box:

☐  1.3(3) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1.3(3) of the First Supplemental Indenture, state the amount: $            .

Date:	Your Signature:
(Sign exactly as your name appears
on the other side of the Security)

Tax I.D. number

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

ANNEX B

FORM OF 5.450% SENIOR NOTES

[Insert the Private Placement Legend and/or the Global Security legend, as applicable]

5.450% SENIOR NOTES DUE 2012

No. [ ]	$[ ]
CUSIP No. [ ]

COVIDIEN INTERNATIONAL FINANCE S.A.

promises to pay to Cede & Co. or registered assigns, the principal sum of [            ] Dollars on October 15, 2012.

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

Each holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions. Each holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Indenture.

Date: [            ]

COVIDIEN INTERNATIONAL FINANCE S.A.

Name:
Title:

[If second signature is applicable:]

Name:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

By:

Authorized Signatory

Dated:	[ ]

GUARANTEE

For value received, each of Covidien plc and Covidien Ltd. hereby jointly and severally, absolutely, unconditionally and irrevocably guarantees to the holder of this Security the payment of principal of, premium, if any, and interest on, the Security upon which this Guarantee is set forth in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Security, if lawful, to the holder of such Security and the Trustee on behalf of the Holders, all in accordance with and subject to the terms and limitations of such Security and Article XV of the Indenture. This Guarantee will not become effective until the Trustee or Authenticating Agent duly executes the certificate of authentication on this Security. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated: [            ]

COVIDIEN LTD.

By:
Name:
Title:

PRESENT when the COMMON SEAL of COVIDIEN PLC was affixed hereto

Director

Secretary

Covidien International Finance S.A.

5.450% Senior Notes due 2012

This security is one of a duly authorized series of debt securities of Covidien International Finance S.A., a Luxembourg company (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s unsubordinated debt securities, dated as of October 22, 2007 (the “Base Indenture”), duly executed and delivered by and among the Company, Covidien Ltd. (“Parent”) and Deutsche Bank Trust Company Americas (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of October 22, 2007 (the “Second Supplemental Indenture”), by and among the Company, Parent and the Trustee, and the Fifth Supplemental Indenture, dated as of June 4, 2009 (the “Fifth Supplemental Indenture”), by and among the Company, Parent, Covidien plc (“Holdco”) and the Trustee. The Base Indenture as supplemented and amended by the Second Supplemental Indenture and the Fifth Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company, Parent, Holdco and the holders of the Securities (the “Securityholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Second Supplemental Indenture, as applicable, in each case as amended by the Fifth Supplemental Indenture.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 5.450%. The Company will pay interest semi-annually on April 15 and October 15 of each year (each such day, an “Interest Payment Date”). If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be April 15, 2008. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. In certain circumstances, liquidated damages may be payable as provided in Section 6.01 of the Indenture. Any such liquidated damages shall be payable in the same manner and on the same dates as the stated interest payable on this Security.

The Holder of this Security is entitled to the benefits of the Exchange and Registration Rights Agreement. Pursuant to the Exchange and Registration Rights Agreement, the Company has agreed (i) to file the Exchange Registration Statement (as defined in the Exchange and

Registration Rights Agreement) as soon as practicable, but no later than 210 days after the Closing Date (as defined in the Exchange and Registration Rights Agreement), (ii) to use its commercially reasonable efforts to cause such Exchange Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 300 days after the Closing Date, and (iii) to use its commercially reasonable efforts to commence and complete the Exchange Offer (as defined in the Exchange and Registration Rights Agreement) promptly, but no later than 45 days after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities (as defined in the Exchange and Registration Rights Agreement) for all Registrable Securities (as defined in the Exchange and Registration Rights Agreement) that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. If (i) on or prior to the time the Exchange Offer is completed existing SEC interpretations are changed such that debt securities or the related guarantee received by holders other than Restricted Holders (as defined in the Exchange and Registration Rights Agreement) in the Exchange Offer for Registrable Securities (as defined in the Exchange and Registration Rights Agreement) are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer is not completed within 345 days after the Closing Date or (iii) the Exchange Offer is not available to any Holder, then, in each case, the Company is required to (a) as soon as practicable but no later than 60 days after the time such obligation to file arises, file a Shelf Registration Statement (as defined in the Exchange and Registration Rights Agreement) and (b) use its commercially reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective within 120 days after such Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective until the earlier of two years after the date as of which the Shelf Registration Statement became or was declared effective or such time as there are no longer any Registrable Securities outstanding. If (i) the Company fails to file the Exchange Registration Statement or the Shelf Registration Statement on or before the date specified for such filing, (ii) any of the Exchange Registration Statement or the Shelf Registration Statement is not declared effective by the date specified for such effectiveness, (iii) the Company fails to complete the Exchange Offer within 45 after the effectiveness target date with respect to the Exchange Registration Statement, (iv) any of the Exchange Registration Statement or the Shelf Registration Statement is declared effective but thereafter is withdrawn or ceases to be effective due to a stop order issued pursuant to the Securities Act suspending the effectiveness of such registration statement without being succeeded by an additional registration statement filed and declared effective or (v) the Company requires Holders to refrain from disposing of their Registrable Securities under certain circumstances described in the Exchange and Registration Rights Agreement and that suspension period exceeds 45 days in any one instance or 90 days in the aggregate during any consecutive 12 month period (each such event referred to in clauses (i) through (v), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to certain exceptions, special interest (“Special Interest”) shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period and at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period.

2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest), if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption and the Redemption Date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will be paid upon presentation and surrender of such Securities as provided in the Indenture. The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Registrar. Initially, Deutsche Bank Trust Company Americas, the Trustee, will act as paying agent and Security Registrar. The Company may change or appoint any paying agent or Security Registrar without notice to any Securityholder. Holdco, Parent, the Company or any of their Subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “5.450% Senior Notes due 2012”, initially limited to $500,000,000 in aggregate principal amount. The Company will furnish to any Securityholder upon written request and without charge a copy of the Base Indenture, the Second Supplemental Indenture and the Fifth Supplemental Indenture. Requests may be made to: Covidien International Finance S.A., 4th Floor, 3b bd Prince Henri, L-1724 Luxembourg, Attention: The Managing Directors.

5. Optional Redemption. The Securities will be subject to redemption at the option of the Company on any date prior to the maturity date, in whole or from time to time in part, in $1,000 increments (provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), on written notice given to the Securityholders thereof not less than 30 days nor more than 90 days prior to the date fixed for redemption in such notice (the “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed and (ii) as determined by the Quotation Agent and delivered to the Trustee, the sum of the present values of the remaining scheduled payments of principal and interest thereon due on any date after the Redemption Date (excluding the portion of interest that will be accrued and unpaid to and including the Redemption Date) discounted from their scheduled date of payment to the Redemption Date (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 20 basis points (such greater amount is referred to herein as the “Redemption Price”), plus, in either the case of clause (i) or clause (ii), accrued and unpaid interest and Special Interest, if any, thereon to the Redemption Date. This Security is also subject to redemption to the extent provided in Article XIV of the Indenture.

If the giving of the notice of redemption is completed as provided in the Indenture, interest on such Securities or portions of Securities shall cease to accrue on and after the Redemption Date, unless the Company shall default in the payment of such Redemption Price and accrued interest with respect to any such Security or portion thereof.

The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.

6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security, the holder of this Security will have the right to require that the Company purchase all or a portion, in $1,000 increments (provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), of this Security at a purchase price equal to 101% of the principal amount hereof plus accrued and unpaid interest, if any, to the date of purchase. Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall send, by first class mail, a notice to each Holder, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.

7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the Security Registrar) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Securityholder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such mailing; (ii) register the transfer of or exchange any Security of any series or portions thereof selected for redemption, in whole or in part, except the unredeemed portion of any such Security being redeemed in part; nor (iii) register the transfer of or exchange a Security of any series between the applicable record date and the next succeeding Interest Payment Date.

8. Persons Deemed Owners. The registered Securityholder may be treated as its owner for all purposes.

9. Repayment to Holdco, Parent or the Company. Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by Holdco, Parent or the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least one year after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall be repaid to Holdco, Parent or the Company, as applicable, or (if then held by Holdco, Parent or the Company) shall be discharged from such trust. After return to the Company, Parent or Holdco, Holders entitled to the money or securities must look to the Company or Parent, as applicable, for payment as unsecured general creditors.

10. Amendments, Supplements and Waivers. The Indenture contains provisions permitting the Company, Parent, Holdco and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Securities to enter into supplemental indentures for the purpose of adding, changing or eliminating any provisions to the Base Indenture or supplemental indenture or indentures or of modifying in any manner not covered elsewhere in the Base Indenture the rights of the holders of the Securities of such series; provided, however, that no such supplemental indenture, without the consent of the holders of each Security then Outstanding and affected thereby, shall: (i) extend a fixed maturity of or any installment of principal of any Securities of any series or reduce the principal amount thereof, or reduce the amount of principal of any original issue discount security that would be due and payable upon declaration of acceleration of the maturity thereof; (ii) reduce the rate of or extend the time for payment of interest of any Security of any series; (iii) reduce the premium payable upon the redemption of any Security; (iv) make any Security payable in Currency other than that stated in the Security; (v) impair the right to institute suit for the enforcement of any payment on or after the fixed maturity thereof (or in the case or redemption, on or after the redemption date); or (vi) reduce the percentage of Securities, the holders of which are required to consent to any such supplemental indenture or indentures. The Base Indenture also contains provisions permitting the holders of not less than a majority in aggregate principal amount of the Outstanding securities of each series affected thereby, on behalf of all of the holders of the securities of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any security of such series or a Default in respect of a covenant or provision of the Base Indenture that cannot be modified or amended without the consent of the holder of each Outstanding security of such affected series. Any such consent or waiver by the registered Securityholder shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and of any Security issued in exchange for this Security or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

11. Defaults and Remedies. If an Event of Default with respect to the securities of a series issued pursuant to the Base Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company, Parent and Holdco (and to the Trustee if notice is given by such holders), may declare the unpaid principal of, premium, if any, and accrued interest, if any, due and payable immediately. Subject to the terms of the Indenture, if an Event of Default under the Indenture shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders have offered the Trustee indemnity satisfactory to it. Upon satisfaction of certain conditions set forth in the Indenture, the holders of a majority in principal amount of the Outstanding securities of a series issued pursuant to the Base Indenture will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the securities of such series.

12. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Security, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of Holdco, Parent or the Company or of any predecessor or successor corporation, either directly or through Holdco, Parent or the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors as such, of Holdco, Parent or the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the acceptance of the Securities.

14. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication attached to the other side of this Security.

16. Guarantees. All payments by the Company under the Indenture and this Security are jointly and severally, fully and unconditionally guaranteed to the holder of this Security by Holdco and Parent, as provided in the related Guarantee and the Indenture.

17. Additional Amounts. The Company, Parent and Holdco are obligated to pay Additional Amounts on this Security to the extent provided in Article XIV of the Indenture.

18. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

19. Governing Law. The Base Indenture, the Second Supplemental Indenture, the Fifth Supplemental Indenture and this Security (and the Guarantee hereon) shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 1.3(3) of the Second Supplemental Indenture, check the box:

☐  1.3(3) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1.3(3) of the Second Supplemental Indenture, state the amount: $            .

Date:	Your Signature:
(Sign exactly as your name appears
on the other side of the Security)

Tax I.D. number

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

ANNEX C

FORM OF 6.000% SENIOR NOTES

[Insert the Private Placement Legend and/or the Global Security legend, as applicable]

6.000% SENIOR NOTES DUE 2017

No. [ ]	$[ ]
CUSIP No. [ ]

COVIDIEN INTERNATIONAL FINANCE S.A.

promises to pay to Cede & Co. or registered assigns, the principal sum of [            ] Dollars on October 15, 2017.

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

Each holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions. Each holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Indenture.

Date: [            ]

COVIDIEN INTERNATIONAL FINANCE S.A.

Name:
Title:

[If second signature is applicable:]

Name:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

By:
Authorized Signatory

Dated:	[ ]

GUARANTEE

For value received, each of Covidien plc and Covidien Ltd. hereby jointly and severally, absolutely, unconditionally and irrevocably guarantees to the holder of this Security the payment of principal of, premium, if any, and interest on, the Security upon which this Guarantee is set forth in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Security, if lawful, to the holder of such Security and the Trustee on behalf of the Holders, all in accordance with and subject to the terms and limitations of such Security and Article XV of the Indenture. This Guarantee will not become effective until the Trustee or Authenticating Agent duly executes the certificate of authentication on this Security. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated: [            ]

COVIDIEN LTD.

By:
Name:
Title:

PRESENT when the COMMON SEAL of COVIDIEN PLC was affixed hereto

Director

Secretary

Covidien International Finance S.A.

6.000% Senior Notes due 2017

This security is one of a duly authorized series of debt securities of Covidien International Finance S.A., a Luxembourg company (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s unsubordinated debt securities, dated as of October 22, 2007 (the “Base Indenture”), duly executed and delivered by and among the Company, Covidien Ltd. (“Parent”) and Deutsche Bank Trust Company Americas (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of October 22, 2007 (the “Third Supplemental Indenture”), by and among the Company, Parent and the Trustee, and the Fifth Supplemental Indenture, dated as of June 4, 2009, by and among the Company, Parent, Covidien plc (“Holdco”) and the Trustee. The Base Indenture as supplemented and amended by the Third Supplemental Indenture and the Fifth Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company, Parent, Holdco and the holders of the Securities (the “Securityholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Third Supplemental Indenture, as applicable, in each case as amended by the Fifth Supplemental Indenture.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 6.000%. The Company will pay interest semi-annually on April 15 and October 15 of each year (each such day, an “Interest Payment Date”). If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be April 15, 2008. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. In certain circumstances, liquidated damages may be payable as provided in Section 6.01 of the Indenture. Any such liquidated damages shall be payable in the same manner and on the same dates as the stated interest payable on this Security.

The Holder of this Security is entitled to the benefits of the Exchange and Registration Rights Agreement. Pursuant to the Exchange and Registration Rights Agreement, the Company has agreed (i) to file the Exchange Registration Statement (as defined in the Exchange and Registration Rights Agreement) as soon as practicable, but no later than 210 days after the Closing Date (as defined in the Exchange and Registration Rights Agreement), (ii) to use its

commercially reasonable efforts to cause such Exchange Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 300 days after the Closing Date, and (iii) to use its commercially reasonable efforts to commence and complete the Exchange Offer (as defined in the Exchange and Registration Rights Agreement) promptly, but no later than 45 days after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities (as defined in the Exchange and Registration Rights Agreement) for all Registrable Securities (as defined in the Exchange and Registration Rights Agreement) that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. If (i) on or prior to the time the Exchange Offer is completed existing SEC interpretations are changed such that debt securities or the related guarantee received by holders other than Restricted Holders (as defined in the Exchange and Registration Rights Agreement) in the Exchange Offer for Registrable Securities (as defined in the Exchange and Registration Rights Agreement) are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer is not completed within 345 days after the Closing Date or (iii) the Exchange Offer is not available to any Holder, then, in each case, the Company is required to (a) as soon as practicable but no later than 60 days after the time such obligation to file arises, file a Shelf Registration Statement (as defined in the Exchange and Registration Rights Agreement) and (b) use its commercially reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective within 120 days after such Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective until the earlier of two years after the date as of which the Shelf Registration Statement became or was declared effective or such time as there are no longer any Registrable Securities outstanding. If (i) the Company fails to file the Exchange Registration Statement or the Shelf Registration Statement on or before the date specified for such filing, (ii) any of the Exchange Registration Statement or the Shelf Registration Statement is not declared effective by the date specified for such effectiveness, (iii) the Company fails to complete the Exchange Offer within 45 after the effectiveness target date with respect to the Exchange Registration Statement, (iv) any of the Exchange Registration Statement or the Shelf Registration Statement is declared effective but thereafter is withdrawn or ceases to be effective due to a stop order issued pursuant to the Securities Act suspending the effectiveness of such registration statement without being succeeded by an additional registration statement filed and declared effective or (v) the Company requires Holders to refrain from disposing of their Registrable Securities under certain circumstances described in the Exchange and Registration Rights Agreement and that suspension period exceeds 45 days in any one instance or 90 days in the aggregate during any consecutive 12 month period (each such event referred to in clauses (i) through (v), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to certain exceptions, special interest (“Special Interest”) shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period and at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period.

2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest), if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption and the Redemption Date is subsequent to a regular record date with respect to any

Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will be paid upon presentation and surrender of such Securities as provided in the Indenture. The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Registrar. Initially, Deutsche Bank Trust Company Americas, the Trustee, will act as paying agent and Security Registrar. The Company may change or appoint any paying agent or Security Registrar without notice to any Securityholder. Holdco, Parent, the Company or any of their Subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “6.000% Senior Notes due 2017”, initially limited to $1,150,000,000 in aggregate principal amount. The Company will furnish to any Securityholder upon written request and without charge a copy of the Base Indenture, the Third Supplemental Indenture and the Fifth Supplemental Indenture. Requests may be made to: Covidien International Finance S.A., 4th Floor, 3b bd Prince Henri, L-1724 Luxembourg, Attention: The Managing Directors.

5. Optional Redemption. The Securities will be subject to redemption at the option of the Company on any date prior to the maturity date, in whole or from time to time in part, in $1,000 increments (provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), on written notice given to the Securityholders thereof not less than 30 days nor more than 90 days prior to the date fixed for redemption in such notice (the “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed and (ii) as determined by the Quotation Agent and delivered to the Trustee, the sum of the present values of the remaining scheduled payments of principal and interest thereon due on any date after the Redemption Date (excluding the portion of interest that will be accrued and unpaid to and including the Redemption Date) discounted from their scheduled date of payment to the Redemption Date (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 25 basis points (such greater amount is referred to herein as the “Redemption Price”), plus, in either the case of clause (i) or clause (ii), accrued and unpaid interest and Special Interest, if any, thereon to the Redemption Date. This Security is also subject to redemption to the extent provided in Article XIV of the Indenture.

If the giving of the notice of redemption is completed as provided in the Indenture, interest on such Securities or portions of Securities shall cease to accrue on and after the Redemption Date, unless the Company shall default in the payment of such Redemption Price and accrued interest with respect to any such Security or portion thereof.

The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.

6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security, the holder of this Security will have the right to require that the Company purchase all or a portion, in $1,000 increments (provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), of this Security at a purchase price equal to 101% of the principal amount hereof plus accrued and unpaid interest, if any, to the date of purchase. Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall send, by first class mail, a notice to each Holder, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.

7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the Security Registrar) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Securityholder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such mailing; (ii) register the transfer of or exchange any Security of any series or portions thereof selected for redemption, in whole or in part, except the unredeemed portion of any such Security being redeemed in part; nor (iii) register the transfer of or exchange a Security of any series between the applicable record date and the next succeeding Interest Payment Date.

8. Persons Deemed Owners. The registered Securityholder may be treated as its owner for all purposes.

9. Repayment to Holdco, Parent or the Company. Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by Holdco, Parent or the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least one year after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall be repaid to Holdco, Parent or the Company, as applicable, or (if then held by Holdco, Parent or the Company) shall be discharged from such trust. After return to the Company, Parent or Holdco, Holders entitled to the money or securities must look to the Company, Parent or Holdco, as applicable, for payment as unsecured general creditors.

10. Amendments, Supplements and Waivers. The Indenture contains provisions permitting the Company, Parent, Holdco and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Securities to enter into supplemental indentures for the purpose of adding, changing or eliminating any provisions to the

Base Indenture or supplemental indenture or indentures or of modifying in any manner not covered elsewhere in the Base Indenture the rights of the holders of the Securities of such series; provided, however, that no such supplemental indenture, without the consent of the holders of each Security then Outstanding and affected thereby, shall: (i) extend a fixed maturity of or any installment of principal of any Securities of any series or reduce the principal amount thereof, or reduce the amount of principal of any original issue discount security that would be due and payable upon declaration of acceleration of the maturity thereof; (ii) reduce the rate of or extend the time for payment of interest of any Security of any series; (iii) reduce the premium payable upon the redemption of any Security; (iv) make any Security payable in Currency other than that stated in the Security; (v) impair the right to institute suit for the enforcement of any payment on or after the fixed maturity thereof (or in the case or redemption, on or after the redemption date); or (vi) reduce the percentage of Securities, the holders of which are required to consent to any such supplemental indenture or indentures. The Base Indenture also contains provisions permitting the holders of not less than a majority in aggregate principal amount of the Outstanding securities of each series affected thereby, on behalf of all of the holders of the securities of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any security of such series or a Default in respect of a covenant or provision of the Base Indenture that cannot be modified or amended without the consent of the holder of each Outstanding security of such affected series. Any such consent or waiver by the registered Securityholder shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and of any Security issued in exchange for this Security or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

11. Defaults and Remedies. If an Event of Default with respect to the securities of a series issued pursuant to the Base Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company, Parent and Holdco (and to the Trustee if notice is given by such holders), may declare the unpaid principal of, premium, if any, and accrued interest, if any, due and payable immediately. Subject to the terms of the Indenture, if an Event of Default under the Indenture shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders have offered the Trustee indemnity satisfactory to it. Upon satisfaction of certain conditions set forth in the Indenture, the holders of a majority in principal amount of the Outstanding securities of a series issued pursuant to the Base Indenture will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the securities of such series.

12. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Security, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of Holdco, Parent or the Company or of any predecessor or successor corporation, either directly or through Holdco, Parent or the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors as such, of Holdco, Parent or the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the acceptance of the Securities.

14. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication attached to the other side of this Security.

16. Guarantees. All payments by the Company under the Indenture and this Security are jointly and severally, fully and unconditionally guaranteed to the holder of this Security by Holdco and Parent, as provided in the related Guarantee and the Indenture.

17. Additional Amounts. The Company, Parent and Holdco are obligated to pay Additional Amounts on this Security to the extent provided in Article XIV of the Indenture.

18. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

19. Governing Law. The Base Indenture, the Third Supplemental Indenture, the Fifth Supplemental Indenture and this Security (and the Guarantee hereon) shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 1.3(3) of the Third Supplemental Indenture, check the box:

☐  1.3(3) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1.3(3) of the Third Supplemental Indenture, state the amount: $            .

Date:	Your Signature:
(Sign exactly as your name appears on the other side of the Security)

Tax I.D. number

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

ANNEX D

FORM OF 6.550% SENIOR NOTES

[Insert the Private Placement Legend and/or the Global Security legend, as applicable]

6.550% SENIOR NOTES DUE 2037

No. [ ]	$[ ]
CUSIP No. [ ]

COVIDIEN INTERNATIONAL FINANCE S.A.

promises to pay to Cede & Co. or registered assigns, the principal sum of [            ] Dollars on October 15, 2037.

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1]

Each holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions. Each holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Indenture.

Date: [            ]

COVIDIEN INTERNATIONAL FINANCE S.A.

Name:
Title:

[If second signature is applicable:]

Name:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

By:
Authorized Signatory

Dated:	[ ]

GUARANTEE

For value received, each of Covidien plc and Covidien Ltd. hereby jointly and severally, absolutely, unconditionally and irrevocably guarantees to the holder of this Security the payment of principal of, premium, if any, and interest on, the Security upon which this Guarantee is set forth in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Security, if lawful, to the holder of such Security and the Trustee on behalf of the Holders, all in accordance with and subject to the terms and limitations of such Security and Article XV of the Indenture. This Guarantee will not become effective until the Trustee or Authenticating Agent duly executes the certificate of authentication on this Security. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated: [            ]

COVIDIEN LTD.

By:
Name:
Title:

PRESENT when the COMMON SEAL of COVIDIEN PLC was affixed hereto

Director

Secretary

Covidien International Finance S.A.

6.550% Senior Notes due 2037

This security is one of a duly authorized series of debt securities of Covidien International Finance S.A., a Luxembourg company (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s unsubordinated debt securities, dated as of October 22, 2007 (the “Base Indenture”), duly executed and delivered by and among the Company, Covidien Ltd. (“Parent”) and Deutsche Bank Trust Company Americas (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of October 22, 2007 (the “Fourth Supplemental Indenture”), by and among the Company, Parent and the Trustee, and the Fifth Supplemental Indenture, dated as of June 4, 2009 (the “Fifth Supplemental Indenture”), by and among the Company, Parent, Covidien plc (“Holdco”) and the Trustee. The Base Indenture as supplemented and amended by the Fourth Supplemental Indenture and the Fifth Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company, Parent, Holdco and the holders of the Securities (the “Securityholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Fourth Supplemental Indenture, as applicable, in each case as amended by the Fifth Supplemental Indenture.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 6.550%. The Company will pay interest semi-annually on April 15 and October 15 of each year (each such day, an “Interest Payment Date”). If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be April 15, 2008. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. In certain circumstances, liquidated damages may be payable as provided in Section 6.01 of the Indenture. Any such liquidated damages shall be payable in the same manner and on the same dates as the stated interest payable on this Security.

The Holder of this Security is entitled to the benefits of the Exchange and Registration Rights Agreement. Pursuant to the Exchange and Registration Rights Agreement, the Company has agreed (i) to file the Exchange Registration Statement (as defined in the Exchange and

Registration Rights Agreement) as soon as practicable, but no later than 210 days after the Closing Date (as defined in the Exchange and Registration Rights Agreement), (ii) to use its commercially reasonable efforts to cause such Exchange Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 300 days after the Closing Date, and (iii) to use its commercially reasonable efforts to commence and complete the Exchange Offer (as defined in the Exchange and Registration Rights Agreement) promptly, but no later than 45 days after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities (as defined in the Exchange and Registration Rights Agreement) for all Registrable Securities (as defined in the Exchange and Registration Rights Agreement) that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. If (i) on or prior to the time the Exchange Offer is completed existing SEC interpretations are changed such that debt securities or the related guarantee received by holders other than Restricted Holders (as defined in the Exchange and Registration Rights Agreement) in the Exchange Offer for Registrable Securities (as defined in the Exchange and Registration Rights Agreement) are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer is not completed within 345 days after the Closing Date or (iii) the Exchange Offer is not available to any Holder, then, in each case, the Company is required to (a) as soon as practicable but no later than 60 days after the time such obligation to file arises, file a Shelf Registration Statement (as defined in the Exchange and Registration Rights Agreement) and (b) use its commercially reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective within 120 days after such Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective until the earlier of two years after the date as of which the Shelf Registration Statement became or was declared effective or such time as there are no longer any Registrable Securities outstanding. If (i) the Company fails to file the Exchange Registration Statement or the Shelf Registration Statement on or before the date specified for such filing, (ii) any of the Exchange Registration Statement or the Shelf Registration Statement is not declared effective by the date specified for such effectiveness, (iii) the Company fails to complete the Exchange Offer within 45 after the effectiveness target date with respect to the Exchange Registration Statement, (iv) any of the Exchange Registration Statement or the Shelf Registration Statement is declared effective but thereafter is withdrawn or ceases to be effective due to a stop order issued pursuant to the Securities Act suspending the effectiveness of such registration statement without being succeeded by an additional registration statement filed and declared effective or (v) the Company requires Holders to refrain from disposing of their Registrable Securities under certain circumstances described in the Exchange and Registration Rights Agreement and that suspension period exceeds 45 days in any one instance or 90 days in the aggregate during any consecutive 12 month period (each such event referred to in clauses (i) through (v), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to certain exceptions, special interest (“Special Interest”) shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period and at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period.

2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest), if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption and the Redemption Date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will be paid upon presentation and surrender of such Securities as provided in the Indenture. The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Registrar. Initially, Deutsche Bank Trust Company Americas, the Trustee, will act as paying agent and Security Registrar. The Company may change or appoint any paying agent or Security Registrar without notice to any Securityholder. Holdco, Parent, the Company or any of their Subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “6.550% Senior Notes due 2037”, initially limited to $850,000,000 in aggregate principal amount. The Company will furnish to any Securityholder upon written request and without charge a copy of the Base Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture. Requests may be made to: Covidien International Finance S.A., 4th Floor, 3b bd Prince Henri,L-1724 Luxembourg, Attention: The Managing Directors.

5. Optional Redemption. The Securities will be subject to redemption at the option of the Company on any date prior to the maturity date, in whole or from time to time in part, in $1,000 increments (provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), on written notice given to the Securityholders thereof not less than 30 days nor more than 90 days prior to the date fixed for redemption in such notice (the “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed and (ii) as determined by the Quotation Agent and delivered to the Trustee, the sum of the present values of the remaining scheduled payments of principal and interest thereon due on any date after the Redemption Date (excluding the portion of interest that will be accrued and unpaid to and including the Redemption Date) discounted from their scheduled date of payment to the Redemption Date (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 30 basis points (such greater amount is referred to herein as the “Redemption Price”), plus, in either the case of clause (i) or clause (ii), accrued and unpaid interest and Special Interest, if any, thereon to the Redemption Date. This Security is also subject to redemption to the extent provided in Article XIV of the Indenture.

If the giving of the notice of redemption is completed as provided in the Indenture, interest on such Securities or portions of Securities shall cease to accrue on and after the Redemption Date, unless the Company shall default in the payment of such Redemption Price and accrued interest with respect to any such Security or portion thereof.

The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.

6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security, the holder of this Security will have the right to require that the Company purchase all or a portion, in $1,000 increments (provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), of this Security at a purchase price equal to 101% of the principal amount hereof plus accrued and unpaid interest, if any, to the date of purchase. Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall send, by first class mail, a notice to each Holder, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.

7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the Security Registrar) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Securityholder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such mailing; (ii) register the transfer of or exchange any Security of any series or portions thereof selected for redemption, in whole or in part, except the unredeemed portion of any such Security being redeemed in part; nor (iii) register the transfer of or exchange a Security of any series between the applicable record date and the next succeeding Interest Payment Date.

8. Persons Deemed Owners. The registered Securityholder may be treated as its owner for all purposes.

9. Repayment to Holdco, Parent or the Company. Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by Holdco, Parent or the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least one year after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall be repaid to Holdco, Parent or the Company, as applicable, or (if then held by Holdco, Parent or the Company) shall be discharged from such trust. After return to the Company, Parent or Holdco, Holders entitled to the money or securities must look to the Company, Parent or Holdco, as applicable, for payment as unsecured general creditors.

10. Amendments, Supplements and Waivers. The Indenture contains provisions permitting the Company, Parent, Holdco and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Securities to enter into supplemental indentures for the purpose of adding, changing or eliminating any provisions to the Base Indenture or supplemental indenture or indentures or of modifying in any manner not covered elsewhere in the Base Indenture the rights of the holders of the Securities of such series; provided, however, that no such supplemental indenture, without the consent of the holders of each Security then Outstanding and affected thereby, shall: (i) extend a fixed maturity of or any installment of principal of any Securities of any series or reduce the principal amount thereof, or reduce the amount of principal of any original issue discount security that would be due and payable upon declaration of acceleration of the maturity thereof; (ii) reduce the rate of or extend the time for payment of interest of any Security of any series; (iii) reduce the premium payable upon the redemption of any Security; (iv) make any Security payable in Currency other than that stated in the Security; (v) impair the right to institute suit for the enforcement of any payment on or after the fixed maturity thereof (or in the case or redemption, on or after the redemption date); or (vi) reduce the percentage of Securities, the holders of which are required to consent to any such supplemental indenture or indentures. The Base Indenture also contains provisions permitting the holders of not less than a majority in aggregate principal amount of the Outstanding securities of each series affected thereby, on behalf of all of the holders of the securities of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any security of such series or a Default in respect of a covenant or provision of the Base Indenture that cannot be modified or amended without the consent of the holder of each Outstanding security of such affected series. Any such consent or waiver by the registered Securityholder shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and of any Security issued in exchange for this Security or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

11. Defaults and Remedies. If an Event of Default with respect to the securities of a series issued pursuant to the Base Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company, Parent and Holdco (and to the Trustee if notice is given by such holders), may declare the unpaid principal of, premium, if any, and accrued interest, if any, due and payable immediately. Subject to the terms of the Indenture, if an Event of Default under the Indenture shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders have offered the Trustee indemnity satisfactory to it. Upon satisfaction of certain conditions set forth in the Indenture, the holders of a majority in principal amount of the Outstanding securities of a series issued pursuant to the Base Indenture will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the securities of such series.

12. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Security, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of Holdco, Parent or the Company or of any predecessor or successor corporation, either directly or through Holdco, Parent or the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors as such, of Holdco, Parent or the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the acceptance of the Securities.

14. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication attached to the other side of this Security.

16. Guarantees. All payments by the Company under the Indenture and this Security are jointly and severally, fully and unconditionally guaranteed to the holder of this Security by Holdco and Parent, as provided in the related Guarantee and the Indenture.

17. Additional Amounts. The Company, Parent and Holdco are obligated to pay Additional Amounts on this Security to the extent provided in Article XIV of the Indenture.

18. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

19. Governing Law. The Base Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and this Security (and the Guarantee hereon) shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 1.3(3) of the Fourth Supplemental Indenture, check the box:

☐  1.3(3) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1.3(3) of the Fourth Supplemental Indenture, state the amount: $            .

Date:	Your Signature:
(Sign exactly as your name appears
on the other side of the Security)

Tax I.D. number

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

D-12